                                                               EXHIBIT (2)(D)(2)

NOTICE OF GUARANTEED DELIVERY FOR SHARES OF
COMMON STOCK OF THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SUBSCRIBED FOR PURSUANT TO THE PRIMARY SUBSCRIPTION
AND THE OVER-SUBSCRIPTION PRIVILEGE

THE CENTRAL EUROPE AND RUSSIA FUND, INC. RIGHTS OFFERING

As set forth in the Fund's Prospectus dated [ ], 2004 (the "Prospectus") under "Our Rights Offering - PAYMENT FOR SHARES," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of The Central Europe and Russia Fund, Inc. common stock subscribed for by exercise of Rights pursuant to the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent and must be received prior to 5:00 p.m. New York City time on March 19, 2004 (the "Expiration Date").* The terms and conditions of the Offer set forth in the Prospectus are incorporated by reference herein. Capitalized terms used and not otherwise defined herein have the meanings attributed to them in the Prospectus.

THE SUBSCRIPTION AGENT IS:

COLBENT CORPORATION


                                                         BY MAIL:
                                                         Colbent Corporation
                                                         P.O. Box 859208
                                                         Braintree, MA  02185-9208
                                                         USA



BY EXPRESS MAIL OR OVERNIGHT COURIER:                    BY HAND:
Colbent Corporation                                      Securities Transfer and Reporting Services, Inc.
161 Bay State Road                                       Colbent Corporation
Braintree, MA  02184                                     100 William St. Galleria
USA                                                      New York, NY  10038
                                                         USA



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

The New York Stock Exchange member firm or bank or trust company which completes this form must communicate the guarantee and the number of Shares subscribed for under both the Primary Subscription and the Over-Subscription Privilege to the Subscription Agent and must deliver this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date,* guaranteeing delivery of
(i) payment in full for all subscribed Shares and (ii) a properly completed and executed Subscription Certificate to the Subscription Agent. The Subscription Certificate and full payment must then be delivered by the close of business on the third business day (March 24, 2004) after the Expiration Date (March 19,
2004)* to the Subscription Agent. Failure to do so will result in a forfeiture of the Rights.

(continued on other side)

*Unless extended by the Fund

GUARANTEE

The undersigned, a member firm of the New York Stock Exchange or a bank or trust company, guarantees delivery of payment to the Subscription Agent by the close of business (5:00 p.m., New York City time) on the third business day (March 24, 2004) after the Expiration Date (March 19, 2004), unless extended by the Fund) of (i) a properly completed and executed Subscription Certificate and (ii) payment of the full Subscription Price for Shares subscribed for on Primary Subscription and pursuant to the Over-Subscription Privilege, if applicable, as subscription for such Shares is indicated herein or in the Subscription Certificate.

THE CENTRAL EUROPE AND
RUSSIA FUND, INC.                                                 BROKER ASSIGNED CONTROL #: _________________

I. Primary Subscription        Number of Rights to be        Number of Primary Shares      Payment to be made in
                               exercised                     requested for which you are   connection with Primary
                                                             guaranteeing delivery of      Shares
                                                             Rights and Payment _______
                               ______ Rights                 Shares                        $________
                                                             (Rights / by 3)


2. Over-Subscription                                         Number of Over-Subscription   Payment to be made in
                                                             Shares requested for which    connection with Over-
                                                             you are guaranteeing payment  Subscription Shares
                                                             ______ Shares
                                                                                           $________


3. Totals                      Total number of Rights to
                               be delivered
                               ______ Rights                                               $________
                                                                                           Total Payment


Method of Delivery of Rights (circle one)

A. Through The Depository Trust Company ("DTC")**

B. Direct to the Subscription Agent. Please reference below the registration of the Rights to be delivered

     ----------------------

     ----------------------

     ----------------------

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC. In addition, please note that if you are guaranteeing for Over-Subscription Shares and are a DTC participant, you must also execute and forward to Colbent a DTC Participant Over-Subscription Exercise Form.


-------------------------------                     ----------------------------
Name of Firm                                        Authorized Signature

-------------------------------                     ----------------------------
DTC Participant Number                              Title

-------------------------------                     ----------------------------
Address                                             Name (please type or print)

-------------------------------                     ----------------------------
Zip Code                                            Phone Number

-------------------------------                     ----------------------------
Contact Name                                        Date


**IF THE RIGHTS ARE TO BE DELIVERED THROUGH DTC, CALL THE SUBSCRIPTION AGENT
    TO OBTAIN A PROTECTED IDENTIFICATION NUMBER, WHICH NEEDS TO BE COMMUNICATED BY YOU TO DTC.

BENEFICIAL OWNER LISTING CERTIFICATION

THE CENTRAL EUROPE AND RUSSIA FUND, INC. RIGHTS OFFERING

The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase Shares of common stock, $0.001 par value, of The Central Europe and Russia Fund, Inc. (the "Fund") pursuant to the Rights Offering (the "Offer") described and provided for in the Fund's Prospectus dated [ ], 2004 (the "Prospectus"), hereby certifies to the Fund and to Colbent Corporation, as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Shares pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line.


                                                       NUMBER OF RIGHTS                       NUMBER OF SHARES
              NUMBER OF RECORD DATE                EXERCISED PURSUANT TO THE              REQUESTED PURSUANT TO THE
                  SHARES OWNED                       PRIMARY SUBSCRIPTION                OVER-SUBSCRIPTION PRIVILEGE

    1

             -----------------------               ------------------------              -----------------------------
    2

             -----------------------               ------------------------              -----------------------------
    3

             -----------------------               ------------------------              -----------------------------
    4

             -----------------------               ------------------------              -----------------------------
    5

             -----------------------               ------------------------              -----------------------------
    6

             -----------------------               ------------------------              -----------------------------
    7

             -----------------------               ------------------------              -----------------------------
    8

             -----------------------               ------------------------              -----------------------------
    9

             -----------------------               ------------------------              -----------------------------
   10

             -----------------------               ------------------------              -----------------------------


                          vested
-------------------------
Name of Nominee Holder

By:
           -------------------------------

Name:
           -------------------------------

Title:
           -------------------------------

Dated:                          , 2004
           ---------------------

Provide the following information, if applicable:

------------------------------------------------------           ---------------
Depository Trust Corporation ("DTC") Participant Number          Name of Broker

------------------------------------------------------           ---------------
DTC Primary Subscription Confirmation Number(s)                  Address